UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2009

PRWT SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	333-159751	23-2528512
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1835 Market Street, Suite 800, Philadelphia, Pennsylvania	19103-2917
(Address of Principal Executive Offices)	(Zip Code)

215-569-8810
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.02.  Termination of a Material Definitive Agreement.

On July 16, 2009, PRWT Services, Inc. (“PRWT”) and KBL Healthcare Acquisition Corp. III (“KBL”) jointly terminated the Agreement and Plan of Reorganization, dated as of March 13, 2009, as amended, by and among PRWT, KBL, the stockholders of PRWT and PRWT Merger Sub, a wholly-owned subsidiary of PRWT (the “Merger Agreement”).  PRWT filed a Registration Statement of Form S-4 on June 4, 2009, as amended, describing the terms of the Merger Agreement, and to the extent required by Item 1.02 of Form 8-K, that description is incorporated by reference in this Item 1.02 pursuant to General Instruction B.3 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2009
PRWT Services, Inc.

By:	/s/ Willie F. Johnson
Willie F. Johnson
Chairman